Mutual Funds	Summary Prospectus

Nuveen Large Cap Growth Fund

(formerly TIAA-CREF Large-Cap Growth Fund)

MARCH 1, 2025

Class:	Class A	Class I	Premier	Class R6	Retirement	Class W
Ticker:	TIRTX	TILHX	TILPX	TILGX	TILRX	TILWX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling 800-257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 1, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 120 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 104 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the

Nuveen Large Cap Growth Fund  ■  Summary Prospectus     1

appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Premier Class	Class R6	Retirement Class	Class W

Management fees	0.39%		0.39%	0.39%	0.39%	0.39%	0.39%
Distribution (Rule 12b-1) fees	0.25%		—	0.15%	—	—	—
Other expenses	0.10%	[1]	0.11%	0.02%	0.02%	0.27%	0.02%
Total annual Fund operating expenses	0.74%		0.50%	0.56%	0.41%	0.66%	0.41%
Waivers and expense reimbursements[2]	—		—	—	—	—	(0.41)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.74%		0.50%	0.56%	0.41%	0.66%	0.00%

1	Restated to reflect estimates for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.87% of average daily net assets for Class A shares; (ii) 0.67% of average daily net assets for Class I shares; (iii) 0.67% of average daily net assets for Premier Class shares; (iv) 0.52% of average daily net assets for Class R6 shares; (v) 0.77% of average daily net assets for Retirement Class shares; and (vi) 0.52% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2026, unless changed with approval of the Board of Trustees.

3

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

2     Summary Prospectus  ■  Nuveen Large Cap Growth Fund

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$646	$51	$57	$42	$67	$0
3 years	$798	$160	$179	$132	$211	$0
5 years	$963	$280	$313	$230	$368	$0
10 years	$1,441	$628	$701	$518	$822	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization growth companies. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index, the Russell 1000®Growth Index, that the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), believes present the opportunity for growth. Large-capitalization companies are those that have market capitalizations within the range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to the index between reconstitutions). Growth companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to an index between reconstitutions): Russell 3000 Growth Index, S&P Composite 1500®Growth Index, MSCI World IMI Growth Index. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy

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and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings and/or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk as compared to a fund that is classified as a diversified investment company.

The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the consumer discretionary and information technology sectors, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

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• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Non-Diversification Risk—The Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be

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imposed could vary broadly in scope, and their impact is impossible to predict.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2024, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. In accordance with new regulatory requirements, the Fund has selected the Russell 1000 Index as the Fund’s broad-based securities market index, which represents a broad measure of market performance, and is generally representative of the market sectors or types of investments in which the Fund invests. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs.

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Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Growth Fund

Best quarter: 27.99%, for the quarter ended June 30, 2020. Worst quarter: -23.09%, for the quarter ended June 30, 2022.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2024

	Inception date	One year	Five years	Ten years
Class R6	3/31/2006
Return before taxes		29.17%	16.56%	15.15%
Return after taxes on distributions		27.35%	13.57%	12.92%
Return after taxes on distributions and sale of
Fund shares		18.62%	12.34%	11.88%
Class I	12/4/2015
Return before taxes		29.05%	16.45%	15.06%#
Premier Class	9/30/2009
Return before taxes		28.97%	16.37%	14.97%
Retirement Class	3/31/2006
Return before taxes		28.85%	16.25%	14.84%
Class A**	3/31/2006
Return before taxes		21.40%	14.86%	14.12%
Class W	9/28/2018
Return before taxes		29.67%	17.01%	15.43%#

Russell 1000® Index
(reflects no deductions for fees, expenses or taxes)		24.51%	14.28%	12.87%

Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)		33.36%	18.96%	16.78%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for Class I and Class W that is prior to their respective inception dates is based on performance of Class R6. The performance for these periods has not been restated to reflect the actual expenses of Class I and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because Class I and Class W have different expenses than Class R6.

**		The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

8     Summary Prospectus  ■  Nuveen Large Cap Growth Fund

Portfolio management

Investment Adviser. Teachers Advisors, LLC.

Portfolio Managers.

Name:	Terrence Kontos, CFA	Karen Hiatt, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2014	Since 2021

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

Nuveen Large Cap Growth Fund  ■  Summary Prospectus     9

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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